UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 1, 2026, Aditxt, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format. An aggregate of 294,398 shares of the Company’s common stock, representing 34.17% of the shares outstanding and entitled to vote as of March 26, 2026, the record date for the Annual Meeting, were represented virtually or by valid proxies at the Annual Meeting, constituting a quorum.

Set forth below is a brief description of the matters voted upon at the Annual Meeting and the voting results with respect to such matters.

1. The vote to elect five (5) members to the Company’s board of directors, each to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal, was as follows:

Nominee	For	Withheld	Broker Non-Votes
Amro Albanna	122,066	28,335	143,997
Shahrokh Shabahang, D.D.S., MS, Ph.D.	122,283	28,118	143,997
Brian Brady	117,484	32,917	143,997
Charles Nelson	127,329	23,072	143,997
Sylvia Hermina	123,844	26,557	143,997

2. The vote to ratify the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was as follows:

For	Against	Abstain	Broker Non-Votes
264,043	18,229	12,126	0

3. The vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, was as follows:

For	Against	Abstain	Broker Non-Votes
117,998	26,096	6,307	143,997

4. The vote to approve, on an advisory (non-binding) basis, the frequency of future advisory votes on named executive officer compensation, was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
86,436	7,450	46,135	10,380	143,997

After considering the voting results and other factors it deemed relevant, the Board of Directors has determined that the Company will hold future advisory votes on executive compensation every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation.

5. The vote to grant discretionary authority to the Company’s board of directors to (i) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1:2) to a maximum of a one-for-two hundred fifty (1:250) split, with the exact ratio to be determined by the Company’s board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders, was as follows:

For	Against	Abstain	Broker Non-Votes
205,568	84,351	4,479	0

6. The vote to authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement thereof to approve any of the foregoing proposals, was as follows:

For	Against	Abstain	Broker Non-Votes
218,773	73,120	2,505	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2026

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer

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